EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2017
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and diluted earnings per share
Basic earnings per share ("EPS") are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2017	2016	2015
Numerator:
Net (Loss) Income	(204,969)	(4,456)	114,627
Denominator:
Basic - Weighted Average Common Shares Outstanding	103,832,680	92,531,001	89,182,001
Dilutive – Weighted Average Common Shares Outstanding	103,832,680	92,531,001	89,182,001
Earnings (Loss) per Common Share:
Basic	(1.97)	(0.05)	1.29
Diluted	(1.97)	(0.05)	1.29